UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________

FORM 8-K
 _____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2022

 __________________________________________
MOHEGAN TRIBAL GAMING AUTHORITY
(Exact name of registrant as specified in its charter)
 __________________________________________

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)
(860) 862-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement.
On September 29, 2022, MGE Niagara Entertainment Inc. (“MGE Niagara”), an indirect wholly-owned subsidiary of the Mohegan Tribal Gaming Authority (the “Company”), entered into an Amending Agreement (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of July 14, 2021, with, among others, Bank of Montreal, as administrative agent, and the lenders party thereto (the “Credit Agreement”).
In connection with the Amendment, the parties agreed to increase the maximum Swingline Limits (as defined in the Credit Agreement) to 25,000,000 Canadian dollars, with availability under the Swingline Facility (as defined in the Credit Agreement) determined based on Province of Ontario-approved gaming capacity levels as set forth in the Amendment.
In addition, the Amendment added the defined term “Fiscal Year” to the Credit Agreement, which will permit MGE Niagara to change its fiscal year to align with that of the Company, and made corresponding changes to include the new defined term within the relevant sections of the Credit Agreement.
Finally, the Amendment included consents from the lenders for MGE Niagara to make a one-time cash payment to the Investor (as defined in the Credit Agreement) in the amount of 4,348,715 Canadian dollars, which represents the first annual payment of interest payable by MGE Niagara under the Convertible Debenture (as defined in the Credit Agreement), in accordance with clause (b)(i) of the definition of “Permitted Distributions” in the Credit Agreement.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, and by reference to the Credit Agreement previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities Exchange Commission on July 20, 2021 and incorporated by reference herein.
Section 9    Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.1	Amending Agreement, dated as of September 29, 2022, by and among MGE Niagara Entertainment Inc., among others, Bank of Montreal, as administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY
Date:	October 3, 2022	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Chairman, Management Board